                                                                    EXHIBIT 99.1

                                      INDEX
                     ADVANCE PARADIGM, INC. AND SUBSIDIARIES

Audited Financial Statements of FFI Health Services

Report of Independent Public Accountants                                                   1

Combined Balance Sheet as of March 31, 2000                                                2

Combined Statement of Operations for the Year Ended March 31, 2000                         3

Combined Statement of Stockholders' Equity for the Year Ended March 31, 2000               4

Combined Statement of Cash Flows for the Year Ended March 31, 2000                         5

Notes to Combined Financial Statements                                                     6

Unaudited Condensed Combined Balance Sheet as of June 30, 2000                            10

Unaudited Condensed Combined Statement of Operations for the Three Months Ended June
30, 2000                                                                                  11

Unaudited Condensed Combined Statement of Cash Flows for the Three Months Ended June
30, 2000                                                                                  12

Notes to the Unaudited Condensed Combined Financial Statements                            13

Unaudited Pro Forma Financial Statements

Unaudited Pro Forma Condensed Combined Financial Information                              14

Unaudited Pro Forma Condensed Combined Statement of Operations for the Years Ended
March 31, 1998, 1999, and 2000                                                            15

Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months
Ended June 30, 2000                                                                       18

Notes to the Unaudited Pro Forma Condensed Combined Statements of Operations              19

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000                  20

Notes to the Unaudited Pro Forma Condensed Combined Balance Sheet                         21

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of FFI Health Services:

We have audited the accompanying combined balance sheet of FFI Health Services (the "Company" or "FFI" as defined in Note 1 to the combined financial statements), as of March 31, 2000, and the related combined statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of FFI Health Services as of March 31, 2000, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


                                       ARTHUR ANDERSEN LLP


Dallas, Texas,
  July 5, 2000

FFI HEALTH SERVICES

COMBINED BALANCE SHEET--MARCH 31, 2000

                                         ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                              $  5,131,827
   Accounts receivable, net of allowance for doubtful
     accounts of $880,000                                                   18,164,398
   Prepaid expenses and other                                                   11,716
                                                                          ------------
                  Total current assets                                      23,307,941

PROPERTY AND EQUIPMENT, net                                                    488,300

OTHER ASSETS                                                                     7,348
                                                                          ------------
                  Total assets                                            $ 23,803,589
                                                                          ============

                          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                       $ 22,548,557
   Accrued expenses                                                          1,192,528
                                                                          ------------
                  Total current liabilities                                 23,741,085

CAPITAL LEASE OBLIGATIONS                                                       21,778
                                                                          ------------
                  Total liabilities                                         23,762,863
                                                                          ------------

COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDERS' EQUITY:
   Common stock, ranging from $1.00-$7.00  par value; 15,100 shares
       authorized, 2,055 shares issued and outstanding                          12,355
   Additional paid-in-capital                                                  239,990
   Accumulated deficit                                                        (211,608)
                                                                          ------------
                                                                                40,737

   Less- Treasury stock                                                            (11)
                                                                          ------------
                  Total stockholders' equity                                    40,726
                                                                          ------------
                  Total liabilities and stockholders' equity              $ 23,803,589
                                                                          ============

  The accompanying notes are an integral part of this combined balance sheet.

FFI HEALTH SERVICES

COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000

REVENUES                                               $ 84,358,549

COST OF OPERATIONS:
   Cost of revenues                                      67,801,995
   Selling, general, and administrative expenses         16,137,173
                                                       ------------
                  Total cost of operations               83,939,168
                                                       ------------

                  Operating income                          419,381

INTEREST INCOME                                             257,457

LOSS ON ASSET DISPOSALS                                    (159,748)
                                                       ------------
NET INCOME                                             $    517,090
                                                       ============

                 The accompanying notes are an integral part of
                       this combined financial statement.

FFI HEALTH SERVICES

COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED MARCH 31, 2000

                                           COMMON STOCK
                                  -----------------------------    ADDITIONAL                  ACCUMULATED
                                   NUMBER OF                        PAID-IN      TREASURY       EARNINGS
                                    SHARES            AMOUNT        CAPITAL       STOCK         (DEFICIT)         TOTAL
                                  -----------       -----------   -----------   -----------    -----------     -----------

BALANCE, March 31, 1999                 2,045       $    12,345   $        --   $       (11)   $ 1,221,302     $ 1,233,636

        Net income and
            comprehensive income           --                --            --            --        517,090         517,090

        Distributions to owners            --                --            --            --     (1,950,000)     (1,950,000)

        Issuance of common stock           10                10       239,990            --             --         240,000
                                  -----------       -----------   -----------   -----------    -----------     -----------
BALANCE, March 31, 2000                 2,055       $    12,355   $   239,990   $       (11)   $  (211,608)    $    40,726
                                  ===========       ===========   ===========   ===========    ===========     ===========

                 The accompanying notes are an integral part of
                       this combined financial statement.

FFI HEALTH SERVICES

COMBINED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MARCH 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                           $   517,090
   Adjustments to reconcile net income to net cash provided
     by operating activities-
       Depreciation and amortization                                         84,217
       Loss on asset disposals                                              159,748
       Change in certain assets and liabilities-
          Accounts receivable, net                                         (585,433)
          Prepaid expenses and other                                         52,529
          Accounts payable and accrued expenses                           2,309,559
                                                                        -----------
                  Net cash provided by operating activities               2,537,710
                                                                        -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                                     (204,008)
                                                                        -----------
                  Net cash used in investing activities                    (204,008)
                                                                        -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from issuance of common stock                               240,000
   Capital lease obligations                                                 21,778
   Distributions to owners                                               (1,950,000)
                                                                        -----------
                  Net cash used in financing activities                  (1,688,222)
                                                                        -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                   645,480

CASH AND CASH EQUIVALENTS, beginning of year                              4,486,347
                                                                        -----------
CASH AND CASH EQUIVALENTS, end of year                                  $ 5,131,827
                                                                        ===========

                 The accompanying notes are an integral part of
                      this combined financial statements.

FFI HEALTH SERVICES

NOTES TO COMBINED FINANCIAL STATEMENTS MARCH 31, 2000

1. NATURE OF BUSINESS:

FFI Health Services is a privately held health benefit management and direct-to-consumer pharmaceutical marketing services company. FFI Health Services includes the operations of the affiliated companies, First Florida International Holdings, Inc., Phoenix Communications International, Inc., Innovative Pharmaceutical Strategies, Inc., HMN Health Services, and Mature Rx Plus of Nevada, Inc. (collectively the "Company" or "FFI"). FFI, based in Cleveland, Ohio, offers several pharmacy-related product lines marketed under the names aVidaRx(C), femScript(C), MatureRx(C), and MatureRx(C)-Plus to under-insured or uninsured individuals, women, and senior citizens. In addition, FFI provides prescription benefit management services to employees and third party administrators.

The accompanying financial statements include the accounts of the affiliated companies of FFI on a combined basis. All significant intercompany accounts and transactions have been eliminated in the combination.

Various aspects of the Company's businesses are governed by federal and state laws and regulations, and compliance is a significant operational requirement for the Company. The Company believes that they are in substantial compliance with all existing legal requirements material to the operation of the business; however, the application of complex standards to the detailed operation of the business always creates areas of uncertainty. Moreover, regulation of the business is evolving. Numerous health care laws and regulations have been proposed at the state and federal level, many of which could affect the business. The Company cannot predict what additional federal or state legislation or regulatory initiatives may be enacted in the future regarding health care or the business of pharmacy benefit management. It is possible that federal or state governments might impose additional restrictions or adopt interpretations of existing laws that could have a material adverse affect on the business or financial position.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain reclassifications have been made to the March 31, 2000, financial statements.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include overnight investments and money market accounts with original maturities of three months or less.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over estimated useful lives ranging from three to twenty years. Amortization of leasehold improvements is computed over the lives of the assets or the lease terms, whichever is shorter. Major renewals and betterments are added to the property and equipment accounts while costs of repairs and maintenance are charged to operating expenses in the period incurred. The cost of assets retired, sold or otherwise disposed of and the applicable accumulated depreciation are removed from the accounts, and the resultant gain or loss, if any, is reflected in the combined statement of operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values of cash, receivables, payables, and accrued liabilities approximate the fair values of these instruments because of their short-term maturities.

REVENUE RECOGNITION

At the point-of-sale, the pharmacy claims are adjudicated using an on-line claims processing system. When the Company has an independent obligation to pay its participating pharmacy providers, the Company includes payments from plan sponsors for these benefits as revenues and payments to its pharmacy providers as cost of revenues. If the Company is only administering plan sponsors' pharmacy contracts, the Company records the claims processing service fees as revenues. Rebate revenues are recognized as they are earned in accordance with contractual agreements. Revenue is recognized when a rebate is earned from the pharmaceutical manufacturer for promoting and selling pharmaceutical products through the Company's programs. Certain of these revenues are based on estimates which are subject to final settlement with the contract party. These estimates are reviewed and revised as settled.

COST OF REVENUES

Cost of revenues includes product costs, pharmacy claims payments, and other direct costs associated with the sale and dispensing of prescriptions. Certain of these expenses are recognized based on estimates which are subject to final settlement with the contract party. These estimates are reviewed and revised as settled.

RECENT ACCOUNTING PRONOUNCEMENT

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires all derivatives to be recognized as either assets or liabilities in the balance sheet and recorded at fair value. In addition, SFAS No. 133 specifies the accounting for changes in the fair value of a derivative based on the intended use of the derivative and the resulting designation. The Company does not have any derivatives, and SFAS No. 133 does not have a material impact on the Company's financial position or disclosures. SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of Effective Date - an Amendment of FASB Statement No. 133," and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment of FASB Statement No. 133," is effective beginning in fiscal year March 31, 2002.

     In December 1999, the SEC staff issued SAB 101 "Revenue Recognition in Financial Statements". SAB 101 provides guidance on applying generally accepted accounting principles to revenue recognition in financial statements. SAB 101 is effective in our fourth fiscal quarter of 2001. Management is currently evaluating the impact of adopting SAB 101.

3. PROPERTY AND EQUIPMENT:

Property and equipment as of March 31, 2000, consists of the following:

        Furniture and fixtures                                $   151,909
        Computer equipment and software                           752,204
        Leasehold improvements                                    216,214
                                                              -----------
                                                                1,120,327

        Less- Accumulated depreciation and amortization          (632,027)
                                                              -----------
        Property and equipment, net                           $   488,300
                                                              ===========

4. LEASES:

The Company leases office space, equipment, and automobiles under various operating leases. The Company was obligated to make future minimum payments under noncancelable operating lease agreements as of March 31, 2000, as follows:

                 YEARS ENDING
                   MARCH 31,
                 ------------
                     2001                          $ 197,616
                     2002                            177,459
                     2003                            129,960
                     2004                             71,361
                     2005                                 --
                                                   ---------
          Total minimum lease payments             $ 576,396
                                                   =========

Total rent expense incurred in the year ended March 31, 2000, was approximately $599,000.

5. INCOME TAXES:

Effective January 1, 1998, the stockholders of the Company elected to be taxed as a Subchapter S corporation under the Internal Revenue Code Section 1362 and the respective state codes. As a Subchapter S corporation, no federal income taxes are payable by the Company and none have been provided for in the accompanying combined financial statements. The shareholders are to include their respective distributions of the Company profits or losses in their individual tax returns. Distributions to shareholders for the year ended March 31, 2000, were approximately $1,950,000.

The Company's tax return and the amounts of allocable profits or losses are subject to examination by taxing authorities. If such examinations result in changes to the Company's profits or losses, the tax liability of the shareholders could be changed accordingly. The Company is currently undergoing an audit by the Internal Revenue Service for the years ended 1997 and 1998.

6. COMMITMENTS AND CONTINGENCIES:

The Company is party to routine legal and administrative proceedings arising in the ordinary course of business. The proceedings currently pending are not, in the opinion of management, material either individually or in the aggregate.

The Company has entered into long-term employment and noncompete agreements with certain management employees. These employment agreements provide for certain minimum payments should the agreements be terminated.

7. CONCENTRATION OF BUSINESS:

A significant portion of the Company's revenues result from contracts with customers. No customer accounted for over 10% of the Company's revenues for fiscal year ended March 31, 2000.

8. RETIREMENT PLAN BENEFITS:

The Company sponsors a retirement plan for all eligible employees, as defined in the plan agreement. The plan is qualified under Section 401(k) of the Internal Revenue Code. The Company makes contributions to the plan at the discretion of the Company's Board of Directors. The Company did not make contributions to the plan for the year ended March 31, 2000.

9. SUBSEQUENT EVENT:

On July 5, 2000, all of the stockholders of the affiliated companies exchanged their shares of stock for shares of Advance Paradigm, Inc. in a tax-free merger. The merger is expected to be accounted for as a pooling-of-interest.

FFI HEALTH SERVICES

UNAUDITED CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2000

CURRENT ASSETS:
    Cash and cash equivalents                                                $  5,053,617
    Accounts receivable, net                                                   12,864,770
                                                                             ------------
                  Total current assets                                         17,918,387
                                                                             ------------

PROPERTY AND EQUIPMENT, net                                                       716,230

OTHER ASSETS                                                                       19,064
                                                                             ------------
                  Total assets                                               $ 18,653,681
                                                                             ============

CURRENT LIABILITIES:
    Accounts payable                                                         $ 20,640,862
    Accrued salaries and benefits                                               1,585,781
                                                                             ------------
                  Total current liabilities                                    22,226,643

CAPITAL LEASE OBLIGATIONS                                                          21,778
                                                                             ------------
                  Total liabilities                                            22,248,421

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
       Common stock                                                                12,355
       Additional paid-in-capital                                                 239,990
       Accumulated deficit                                                     (3,847,074)
                                                                             ------------
                                                                               (3,594,729)

       Less- Treasury stock                                                           (11)
                                                                             ------------

                  Total stockholders' equity (deficit)                         (3,594,740)
                                                                             ------------

                  Total liabilities and stockholders' equity (deficit)       $ 18,653,681
                                                                             ============

                 The accompanying notes are an integral part of
                     this condensed combined balance sheet.

FFI HEALTH SERVICES

UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2000

REVENUES                                                $ 23,113,200

COST OF OPERATIONS:
    Cost of revenue                                      (18,648,026)
    Selling, general, and administrative expenses         (4,521,737)
                                                        ------------
                  Total cost of operations               (23,169,763)
                                                        ------------

OPERATING LOSS                                               (56,563)

INTEREST INCOME                                               91,097
                                                        ------------
NET INCOME                                              $     34,534
                                                        ============

                 The accompanying notes are an integral part of
                  this condensed combined financial statement.

FFI HEALTH SERVICES

UNAUDITED CONDENSED COMBINED STATEMENT OF CASH FLOWS FOR THE THREE MONTHS ENDED JUNE 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                     $    34,534
   Adjustments to reconcile net income to net cash provided
     by operating activities-
       Depreciation and amortization                                   22,159
       Change in certain assets and liabilities-
          Accounts receivable, net                                  5,299,628
          Accounts payable and accrued expenses                    (1,514,442)
                                                                  -----------
                  Net cash provided by operating activities         3,841,879
                                                                  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                               (250,089)
                                                                  -----------
                  Net cash used in investing activities              (250,089)
                                                                  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to owners                                         (3,670,000)
                                                                  -----------
                  Net cash used in financing activities            (3,670,000)
                                                                  -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                             (78,210)

CASH AND CASH EQUIVALENTS, beginning of period                      5,131,827
                                                                  -----------

CASH AND CASH EQUIVALENTS, end of period                          $ 5,053,617
                                                                  ===========

                 The accompanying notes are an integral part of
                  this condensed combined financial statement.

FFI HEALTH SERVICES

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED JUNE 30, 2000

1. BASIS OF PRESENTATION:

The Unaudited Condensed Combined Financial Statements include the accounts of the affiliated companies of First Florida International Holdings, Inc., Phoenix Communications International, Inc., Innovative Pharmaceutical Strategies, Inc., HMN Health Services and Mature Rx Plus of Nevada, Inc. (collectively "FFI") on a combined basis as of and for the three months ended June 30, 2000. All significant intercompany accounts and transactions have been eliminated. The Unaudited Condensed Combined Financial Statements have been prepared by FFI in accordance with generally accepted accounting principles for interim financial information and substantially in the form prescribed by the Securities and Exchange Commission in Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of FFI's management, the June 30, 2000, Unaudited Condensed Combined Financial Statements include all adjustments, consisting of normal recurring adjustments, necessary for fair presentation of results for this interim period. In the opinion of FFI's management, the Unaudited Condensed Combined Financial Statements and notes should be read in conjunction with FFI's Combined Financial Statements and related notes for the year ended March 31, 2000, included in this Form 8-K/A. The results of operations for the three-month period ended June 30, 2000, are not necessarily indicative of the results to be expected for the full year or for any future period.

2. SUBSEQUENT EVENT:

On July 5, 2000, all of the stockholders of the affiliated companies exchanged their shares of stock for shares of Advance Paradigm, Inc. in a tax-free merger. The merger is expected to be accounted for as a pooling of interest.

ADVANCE PARADIGM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended March 31, 1998, 1999, and 2000, and the three-month period ended June 30, 2000, give effect to the July 5, 2000, merger of Advance Paradigm, Inc. and subsidiaries ("API") with First Florida International Holdings, Inc., Phoenix Communications International, Inc., Innovative Pharmaceutical Strategies, Inc., HMN Health Services, and Mature Rx Plus of Nevada, Inc. (collectively "FFI") (referred to as the "Combination") as if the transaction had occurred on April 1, 1997, 1998, and 1999, respectively. The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000, reflects the Combination as if the transaction had occurred on June 30, 2000.

The Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended March 31, 1998 and 1999, combine the audited historical statements of operations of API for the years ended March 31, 1998 and 1999, and the unaudited historical statements of operations of FFI for the years ended December 31, 1997 and 1998, respectively. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended March 31, 2000, combine the audited historical financial statements of API and FFI for the year ended March 31, 2000. The Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended June 30, 2000, combines the unaudited historical financial statements of API and FFI for the three months ended June 30, 2000.

API usually implements significant changes to the operations of the entities that it merges with to enhance profitability. The expected benefits and cost reductions anticipated by API have not been reflected in the following Unaudited Pro forma Condensed Combined Financial Statements. Accordingly, these Unaudited Pro Forma Condensed Combined Financial Statements are not necessarily indicative of the operating results that would have been achieved had the Combination with the FFI occurred on April 1, 1997, 1998, or 1999.

The Unaudited Pro Forma Condensed Combined Financial information is based on the historical financial statements of API and the historical financial statements of FFI. The pro forma adjustments are based upon available information. These adjustments are directly attributable to the transaction referenced above and are expected to have a continuing impact on the API business, results of operations, and financial position. The merger of API with FFI will be accounted for as a business combination using the pooling-of-interest method of accounting in accordance with Accounting Principles Board Opinion No. 16, Business Combinations.

ADVANCE PARADIGM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998

                                                                                                                  PRO FORMA
                                                  API(A)               FFI(A)            ADJUSTMENTS             AS ADJUSTED
                                              -------------        -------------        -------------           -------------

REVENUES                                      $ 476,664,000        $  46,861,000        $          --           $ 523,525,000

COST OF REVENUE                                (455,847,000)         (37,872,000)                  --            (493,719,000)

SELLING, GENERAL, AND
    ADMINISTRATIVE EXPENSES                     (10,083,000)          (8,872,000)           2,881,000(C)          (16,074,000)
                                              -------------        -------------        -------------           -------------

OPERATING INCOME                                 10,734,000              117,000            2,881,000              13,732,000

INTEREST INCOME                                   2,814,000              136,000                   --               2,950,000

INTEREST EXPENSE                                    (67,000)                  --                   --                 (67,000)

OTHER EXPENSE                                      (689,000)                  --           (1,000,000)(D)          (1,689,000)
                                              -------------        -------------        -------------           -------------

INCOME BEFORE INCOME TAXES                       12,792,000              253,000            1,881,000              14,926,000

PROVISION FOR INCOME TAXES                       (4,861,000)             (96,000)            (786,000)(E)          (5,743,000)
                                              -------------        -------------        -------------           -------------

NET INCOME                                    $   7,931,000        $     157,000        $   1,095,000           $   9,183,000
                                              =============        =============        =============           =============

BASIC:
    Net income per share                      $        0.44                   --                   --           $        0.44
    Weighted average shares outstanding          17,511,508                   --            3,500,000              21,011,508

DILUTED:
    Net income per share                      $        0.35                   --                   --           $        0.35
    Weighted average shares outstanding          22,701,838                   --            3,500,000              26,201,838

                 The accompanying notes are an integral part of this unaudited pro forma financial statement.

ADVANCE PARADIGM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999

                                                                                                    PRO FORMA
                                                    API(A)          FFI(A)     ADJUSTMENTS         AS ADJUSTED
                                               ---------------   ------------  ------------      ---------------

REVENUES                                       $   774,822,000   $ 64,386,000  $         --      $   839,208,000

COST OF REVENUE                                   (743,084,000)   (55,165,000)           --         (798,249,000)

SELLING, GENERAL, AND
    ADMINISTRATIVE EXPENSES                        (13,949,000)    (7,057,000)    1,156,000(C)       (19,850,000)
                                               ---------------   ------------  ------------      ---------------

OPERATING INCOME                                    17,789,000      2,164,000     1,156,000           21,109,000

INTEREST INCOME                                      2,685,000        175,000            --            2,860,000

OTHER EXPENSE                                               --             --    (1,000,000)(D)       (1,000,000)
                                               ---------------   ------------  ------------      ---------------

INCOME BEFORE INCOME TAXES                          20,474,000      2,339,000       156,000           22,969,000

PROVISION FOR INCOME TAXES                          (7,780,000)      (889,000)     (131,000)(E)       (8,800,000)
                                               ---------------   ------------  ------------      ---------------

NET INCOME                                     $    12,694,000   $  1,450,000  $     25,000      $    14,169,000
                                               ===============   ============  ============      ===============

BASIC:
    Net income per share                       $          0.62             --            --      $          0.59
    Weighted average shares outstanding             20,504,290             --     3,500,000           24,004,290

DILUTED:
    Net income per share                       $          0.54             --            --      $          0.53
    Weighted average shares outstanding             23,376,202             --     3,500,000           26,876,202

                 The accompanying notes are an integral part of this unaudited pro forma financial statement.

ADVANCE PARADIGM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000

                                                                                                                       PRO FORMA
                                                API(A)                  FFI(A)              ADJUSTMENTS               AS ADJUSTED
                                            ---------------        ---------------        ---------------           ---------------

REVENUES                                    $ 1,968,406,000        $    84,359,000        $   (24,028,000)(B)       $ 2,028,737,000

COST OF REVENUE                              (1,909,461,000)           (67,802,000)            24,028,000(B)         (1,953,235,000)

SELLING, GENERAL, AND
    ADMINISTRATIVE EXPENSES                     (22,656,000)           (16,137,000)             3,399,000(C)            (35,394,000)
                                            ---------------        ---------------        ---------------           ---------------

OPERATING INCOME                                 36,289,000                420,000              3,399,000                40,108,000

INTEREST INCOME                                     807,000                257,000                     --                 1,064,000

INTEREST EXPENSE                                 (3,943,000)                    --                     --                (3,943,000)

OTHER EXPENSE                                            --                     --             (1,000,000)(D)            (1,000,000)

LOSS ON ASSET DISPOSALS                                  --               (160,000)                    --                  (160,000)
                                            ---------------        ---------------        ---------------           ---------------

INCOME BEFORE INCOME TAXES                       33,153,000                517,000              2,399,000                36,069,000

PROVISION FOR INCOME TAXES                      (12,598,000)                    --               (983,000)(E)           (13,581,000)
                                            ---------------        ---------------        ---------------           ---------------

NET INCOME                                  $    20,555,000        $       517,000        $     1,416,000           $    22,488,000
                                            ===============        ===============        ===============           ===============

BASIC:
    Net income per share                    $          0.97                     --                     --           $          0.91
    Weighted average shares outstanding          21,260,163                     --              3,500,000                24,760,163

DILUTED:
    Net income per share                    $          0.85                     --                     --           $          0.81
    Weighted average shares outstanding          24,237,216                     --              3,500,000                27,737,216

                 The accompanying notes are an integral part of this unaudited pro forma financial statement.

ADVANCE PARADIGM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2000

                                                                                                                  PRO FORMA
                                                 API(A)               FFI(A)             ADJUSTMENTS             AS ADJUSTED
                                              -------------        -------------        -------------           -------------

REVENUES                                      $ 594,327,000        $  23,113,000        $  (6,300,000)(B)       $ 611,140,000

COST OF REVENUE                                (576,612,000)         (18,648,000)           6,300,000(B)         (588,960,000)

SELLING, GENERAL, AND
    ADMINISTRATIVE EXPENSES                      (7,328,000)          (4,522,000)           1,917,000(C)           (9,933,000)
                                              -------------        -------------        -------------           -------------

OPERATING INCOME (LOSS)                          10,387,000              (57,000)           1,917,000              12,247,000

INTEREST INCOME                                     259,000               91,000                   --                 350,000

INTEREST EXPENSE                                 (1,130,000)                  --                   --              (1,130,000)

OTHER EXPENSE                                            --                   --           (1,000,000)(D)          (1,000,000)
                                              -------------        -------------        -------------           -------------

INCOME BEFORE INCOME TAXES                        9,516,000               34,000              917,000              10,467,000

PROVISION FOR INCOME TAXES                       (3,616,000)                  --             (452,000)(E)          (4,068,000)
                                              -------------        -------------        -------------           -------------

NET INCOME                                    $   5,900,000        $      34,000        $     465,000           $   6,399,000
                                              =============        =============        =============           =============

BASIC:
    Net income per share                      $        0.27                   --                   --           $        0.26
    Weighted average shares outstanding          21,537,000                   --            3,500,000              25,037,000

DILUTED:
    Net income per share                      $        0.25                   --                   --           $        0.24
    Weighted average shares outstanding          23,479,000                   --            3,500,000              26,979,000

                 The accompanying notes are an integral part of this unaudited pro forma financial statement.

ADVANCE PARADIGM, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS


(A) Reflects the audited historical consolidated statements of operations of API for the years ended March 31, 1998, 1999, 2000, and the unaudited historical consolidated statements of operations of FFI for the years ended December 1997 and 1998 and the audited historical combined statement of operations of FFI for the year ended March 31, 2000 and the unaudited condensed consolidated statement of operations of API for the three-month period ended June 30, 2000 and the unaudited condensed combined statement of operations of FFI for the three-month period ended June 30, 2000.

(B)  Reflects the elimination of intercompany transactions between API and FFI.

(C) Reflects the reduction of salary expense paid by FFI to its shareholders to reflect the ongoing management salaries under new employment agreements.

(D) Reflects the estimated transaction costs incurred as a result of the Combination. These costs are assumed to be 30% nondeductible for income tax purposes.

(E) Reflects the tax effects of the pro forma adjustments at API's effective tax rate of 38% and adjustments to the provision for income taxes for deferred tax assets realized in connection with the conversion of FFI from an S-Corporation to a C-Corporation.

ADVANCE PARADIGM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2000

                                                                                                                        PRO FORMA
                                                          API(A)              FFI(A)          ADJUSTMENTS              AS ADJUSTED
                                                       ------------       ------------        ------------            ------------

CURRENT ASSETS:
    Cash and cash equivalents                          $ 51,614,000       $  5,054,000        $         --            $ 56,668,000
    Accounts receivable, net                            193,121,000         12,865,000          (5,000,000)(B)         200,986,000
    Inventories                                           6,288,000                 --                  --               6,288,000
    Prepaid expenses and other                            3,025,000                 --                  --               3,025,000
    Deferred tax asset                                           --                 --             377,000(C)              377,000
                                                       ------------       ------------        ------------            ------------
                  Total current assets                  254,048,000         17,919,000          (4,623,000)            267,344,000

PROPERTY AND EQUIPMENT, net                              37,451,000            716,000                  --              38,167,000

INTANGIBLE ASSETS, net                                  100,183,000                 --                  --             100,183,000

OTHER ASSETS                                              7,582,000             19,000                  --               7,601,000
                                                       ------------       ------------        ------------            ------------
                  Total assets                         $399,264,000       $ 18,654,000        $ (4,623,000)           $413,295,000
                                                       ============       ============        ============            ============

CURRENT LIABILITIES:
    Accounts payable                                   $227,170,000       $ 20,641,000        $ (4,000,000)(B)(D)     $243,811,000
    Accrued salaries and benefits                         4,506,000          1,586,000                  --               6,092,000
    Income taxes payable                                  2,779,000                 --                  --               2,779,000
    Other accrued expenses                                2,822,000                 --                  --               2,822,000
                                                       ------------       ------------        ------------            ------------
                  Total current liabilities             237,277,000         22,227,000          (4,000,000)            255,504,000

NONCURRENT LIABILITIES:
    Long-term debt                                       50,000,000                 --                  --              50,000,000
    Deferred income taxes                                 4,324,000                 --                  --               4,324,000
    Other noncurrent liabilities                          2,157,000             22,000                  --               2,179,000
                                                       ------------       ------------        ------------            ------------
                  Total liabilities                     293,758,000         22,249,000          (4,000,000)            312,007,000

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
    Common stock                                            215,000             12,000              23,000(E)              250,000
    Additional paid-in-capital                           58,808,000            240,000             (23,000)(E)          59,025,000
    Retained earnings (deficit)                          46,483,000         (3,847,000)           (623,000)(F)          42,013,000
                                                       ------------       ------------        ------------            ------------
                  Total stockholders'
                       equity (deficit)                 105,506,000         (3,595,000)           (623,000)            101,288,000
                                                       ------------       ------------        ------------            ------------
                  Total liabilities and
                       stockholders' equity (deficit)  $399,264,000       $ 18,654,000        $ (4,623,000)           $413,295,000
                                                       ============       ============        ============            ============

                 The accompanying notes are an integral part of this unaudited pro forma financial statement.

ADVANCE PARADIGM, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET


(A) Reflects the unaudited historical consolidated balance sheet of API as of June 30, 2000, and the unaudited historical combined balance sheet of FFI as of June 30, 2000.

(B)  Reflects the elimination of intercompany transactions between API and FFI.

(C) Reflects the realization of a deferred tax asset from converting FFI from an S-Corporation to a C-Corporation, and the effects of deferred tax assets as a result of the combination.

(D)  Reflects the transaction costs incurred as a result of the combination.

(E) Represents the exchange of 3,500,000 common shares of API as a result of the Combination.

(F) Reflects the adjustment to retained earnings for transaction costs associated with the FFI acquisition and the realization of deferred tax assets as follows:

              Transaction cost (see (C))           $ (1,000,000)
              Deferred tax effect (see (B))             377,000
                                                   ------------
                    Total                          $   (623,000)
                                                   ============